Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER

63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of China United Insurance Service, Inc. (the “Company”), does hereby certify with respect to Amendment No. 1 to the Annual Report of the Company on Form 10-K for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2014	/s/ Chuang Yung Chi
Chuang Yung Chi
Chief Financial Officer
(Principal Accounting Officer)